Deferred consideration	6 Months Ended
Jun. 30, 2026
Contingent Consideration [Abstract]
Deferred consideration
21. Deferred consideration
On July 18, 2025 Lifezone Limited (“LZL”) entered into a definitive agreement with BHP to acquire BHP’s 17% equity interest in KNL. Upon closing, LZL owns 100% of KNL and all existing agreements with BHP, including the T2 Option Agreement, are terminated. As part of the transaction, Lifezone assumed control over 100% of the offtake from the Kabanga Nickel Project. As consideration, a fixed cash payment of $10 million is payable by LZL within 30 days after the earlier of: (i) 12 months after the FID at the Kabanga Nickel Project; or (ii) once Lifezone has raised $250 million in aggregate funding (whether through equity, debt or alternative sources). A second and final deferred cash payment is payable within 30 days after the period of 12 months following the achievement of first commercial production. The amount of the second payment is indexed to the share price performance of Lifezone Metals, with a reference share price of $4.16 per share and a reference amount of $28 million. The maximum amount of total consideration payable by Lifezone is limited to $83 million, combining the fixed and second cash payment, or reduced to $75 million if a RAP alignment has been achieved during a period of 12 months from July 18, 2025. RAP alignment is achieved if activities related to resettlement activities are aligned with the core objectives of IFC PS5 and measures are implemented and effective with respect to the prevention and mitigation of community member vulnerability and gender-based violence risks.

The deferred consideration is fair valued using the present value of discounted cash flows based on the expected amounts and timing of the future payments to BHP using a discount rate of 18.29% (December 31, 2025: 17.50%) and the share price of Lifezone Metals ordinary shares of $3.88 (December 31, 2025: $4.27).

As at June 30, 2026, the fair value was probability weighted using different scenarios that include a base case on the timing of FID as May 31, 2027, assuming to coincide with the completion of all conditions precedent under the project finance facility, and first commercial production as February 1, 2030; a delayed case that incorporates a 12-month delay on the base case estimates and an accelerated event case where payment to BHP is brought forward due to a change in control of the Kabanga Nickel Project.

The discount rate takes into consideration the risks in the cash flow forecasts and the cost of debt. A significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. Changes in fair value can also occur when probability and timing assumptions relating to FID, first commercial production or a change of control are revised. Changes in the fair value of the deferred consideration are recorded as a gain/loss on remeasurement of deferred consideration in the consolidated statement of comprehensive income (loss). The fair value of the deferred consideration is categorized as Level 3 in the fair value hierarchy.

Deferred consideration	$
As at January 1, 2025 and July 1, 2025	-
Additions	25,065,957
Fair value reassessment	668,116
As at December 31, 2025	25,734,073
Fair value reassessment	(5,292,917)
As at June 30, 2026	20,441,156

A sensitivity analysis was performed to assess the impact of changes in the discount rate, share price and delay on FID on the indicated value at June 30, 2026. For illustrative purposes, a 1% increase and a 1% decrease in the applied discount rate were analyzed, holding all other assumptions constant. A 1% increase in the discount rate would result in a decrease in fair value by $0.56 million, while a 1% decrease in the discount rate would result in an increase in the fair value by $0.59 million. A 10% increase or decrease in the share price of Lifezone Metals, holding all other assumptions constant would result in an increase or decrease in fair value by $0.93 million. A delay in FID by further 6 months would reduce the fair value by $0.50 million.